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                                                                   Exhibit 10(i)


                                AMENDMENT TO THE
                       HARRIS CORPORATION RETIREMENT PLAN


                  WHEREAS, Harris Corporation, a Delaware corporation (the "Company"), has heretofore adopted and maintains the Harris Corporation Retirement Plan (the "Plan");

                  WHEREAS, the Harris Corporation Investment Committee -- Retirement Plans desires to amend the Plan in certain respects;

                  NOW, THEREFORE, pursuant to the power of amendment contained in section 12.1 of the Plan, the Plan is hereby amended in the following respects, effective January 1, 1998 except as otherwise provided below:

                  1. The final paragraph of Section 1.9 is amended by deleting the first sentence thereof and substituting in its place the following sentence, effective for plan years beginning on or after January 1, 1997:

                  "Only Compensation not in excess of $160,000 (as adjusted for increases in the cost of living pursuant to section 401(a)(17)(B) of the Code) shall be taken into account."


                  2. Section 1.25 is amended in its entirety to provide as follows, effective for plan years beginning on or after January 1, 1997:

                           "1.25 Highly Compensated Employee -- means, for a
                  Plan Year, any Employee who is:

                           (a) a 5%-owner (as determined under section 416(i)(1) of the Code) of an Employer at any time during the Plan Year or the preceding Plan Year; or
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                           (b)      paid Compensation in excess of $80,000 (as
                                    adjusted for increases in the cost of living pursuant to section 414(q)(1)(B)(ii) of the
                                    Code) from an Employer for the preceding
                                    Plan Year. The Employees taken into account under this paragraph (b) for each Plan Year shall be limited to those Employees who were members of the top-paid group (as defined in section 414(q)(3) of the Code) for the preceding Plan Year, unless otherwise elected by the Company for such Plan Year in accordance with applicable law."


                  3. Paragraph (b) of Section 3.2 is amended by inserting the following sentence immediately after the first sentence thereof:

                  "Any remaining amount shall be allocated based on the ratio of each eligible Participant's Compensation for the Plan Year to the Compensation of all eligible Participants for the Plan Year."

                  4. Paragraph (c) of Section 3.2 is amended by deleting the phrase "coincident with or immediately following" and substituting in its place the phrase "nearest to".

                  5. The first sentence of paragraph (a) of Section 9.2 is amended by inserting the word "by" immediately after the word "prescribed".

                  6. Section 10.2 is amended by deleting the second sentence contained in paragraph (a) thereof and substituting in its place the following sentence:

                  "The minimum allocation shall be determined without regard to any Social Security contribution, and without regard to any Pre-Tax Contributions made on behalf of non-key employees."

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                  7. Section 10.3 is amended by deleting the final sentence
thereof and substituting in its place the following sentence:

                  "If the Plan becomes top-heavy and later ceases to be top-heavy, a Participant who has a three-year Period of Service as determined under section 5.3 may elect to have his vested interest continue to be determined under this section 10.3, notwithstanding that the Plan is no longer top-heavy."


                  Approved by the HARRIS CORPORATION INVESTMENT COMMITTEE -- RETIREMENT PLANS on this 23rd day of October, 1998.


                                                   Attest:

                                                   /s/ B. R. Roub
                                                   ----------------------------
                                                   Secretary

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